Series A Notes, Net Of Current Maturities	12 Months Ended
Dec. 31, 2011
Series A Notes, Net Of Current Maturities [Abstract]
Series A Notes, Net Of Current Maturities
Note 16 -        SERIES A NOTES, NET OF CURRENT MATURITIES

December 31, 2011
Series A Notes	$259,094
Less – Current maturities	(29,612)
Carrying amount adjustments on Series A Notes(*)	7,412
Discount on Series A Notes	(1,575)
$235,319

(*) As a result of fair value hedge accounting, described below, and in Notes 2(Y) and 2(AA). The carrying value of the Series A Notes is adjusted for changes in the interest rates.
In June 2010, the Company issued Series A Notes in the aggregate principal amount of NIS 1.1 billion (approximately $283,000), payable in 10 equal annual installments on June 30 of each of the years 2011 through 2020. The Series A Notes bear a fixed interest rate of 4.84% per annum, payable on June 30 and December 30 of each of the years 2010 through 2020 (the first interest payment was made on December 30, 2010, and the last interest payment will be made on June 30, 2020). During 2011, the Company recorded $5,640 as interest expenses. Debt issuance costs were approximately $2,530, of which $2,164 was allocated to the Series A Notes discount, and $366 was allocated to deferred issuance costs and are amortized as financial expense over the term of the Series A Notes due in 2020. As of December 31, 2011, amortization of discount and deferred financing costs amounted to $422.

The Series A Notes (principal and interest) are not linked to any currency or index. The Series A Notes are unsecured, non convertible and do not restrict the Company's ability to issue additional notes of any class or distribute dividends in the future. There are no covenants on the Series A Notes. The Series A Notes are listed for trading on the Tel-Aviv Stock Exchange.

The Company also entered into ten-year cross currency interest rate swap transactions in order to effectively hedge the effect of interest and exchange rate differences resulting from the NIS Series A Notes. Under the cross currency interest rate swaps, the Company will receive fixed NIS at a rate of 4.84% on NIS 1.1 billion and pay floating six-month USD LIBOR + an average spread of 1.65% on $287,000, which reflects the U.S. dollar value of the Series A Notes on the specific dates the transactions were entered. Both the debt and the swap instruments will pay semi-annual coupons on June 30 and December 31. The purpose of these transactions was to convert the NIS fixed rate Series A Notes into USD LIBOR (6 months) floating rate obligations. As a result of these agreements, the Company is currently paying an effective interest rate of six-month LIBOR (0.45% at December 31, 2011) plus an average of 1.65% on the principal amount, as compared to the original 4.84% fixed rate. The above transactions qualify for fair value hedge accounting.

Future principal payments for the Series A Notes are as follows:

December 31, 2011
2012 (current maturities)	$29,612
2013	29,612
2014	29,612
2015	29,612
2016	29,612
2017 and after	111,034